A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Winter 2011

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a 45-year record of success in generating competitive risk-adjusted returns for pension funds while also providing the vital collateral benefits of jobs and affordable housing for working people and their communities.

The HIT is a $3.9 billion investment grade fixed-income mutual fund1 that specializes in the highest credit quality multifamily mortgage-backed securities (MBS).  This investment niche provides pension plans with an investment that is low risk, a source of attractive current income, and also liquid. Approximately 95% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.  The HIT’s focus on high credit quality multifamily securities and its lack of corporate bonds can make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities.

The HIT is well-suited to meeting a major investment need of pension plans with union beneficiaries during this unsettled economy because:

(1) High credit quality fixed-income investments are especially valuable during periods of volatility and unpredictability in the equity markets;

(2) The HIT is a fixed-income option with a strong record of performance versus its benchmark, providing similar levels of interest rate risk, higher income, and a superior credit profile as well as diversification benefits; and

(3) The HIT directly sources multifamily and healthcare construction-related investments that generate competitive returns while also creating good union jobs and affordable housing at a time when communities can greatly benefit from development activity.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

Fixed-Income: An Investment Category Whose Time Is Now

High credit quality fixed-income investments offer pension plans the benefits of capital preservation, reliable cash flow, diversification, and reduced volatility. They are especially well-suited to the current slow-growth/low inflation economic environment because they can provide steady income without taking on undue market risk.

The Current Economic Environment Favors Fixed-Income

The HIT is a fixed-income investment that has the ability to provide reliable income and diversification in these uncertain times.

With weak housing and labor markets in the U.S. and instability abroad, investors continue to be nervous.  This is evident in the swings in the equity markets as positive news, such as strong quarterly corporate earnings, alternates with some weaker than expected economic reports. Of course, equities are inherently more volatile than the fixed-income sector, but this characteristic is exacerbated in times of uncertainty and may hold true even over an extended period of time. In fact, for the 10-year period of December 2000 through December 2010, equity markets, as represented by the Standard and Poor’s 500, yielded negative returns, while fixed-income investments yielded positive returns overall.

Source: Wall Street Journal/Haver Analytics

Moreover, one of the greatest risks of fixed-income investments — that their value will be eroded by inflation — has the potential to become an advantage in periods of slow economic growth, such as those we have experienced over the past decade. Unlike funds investing in corporate debt securities, the HIT is a fixed-income investment that has the ability to provide both reliable income and diversification in these uncertain times.

The HIT: A Good Fixed-Income Option

An investment of $5 million in the HIT in December 2000 would have grown to $8.89 million by
December 2010, whereas the same investment in major stock indices and real estate would be worth less than the HIT investment and, in some cases, less than the original value.

The HIT advantage holds up over the long term and provides diversification from equities and corporate bonds.  The HIT has produced a significant positive return over the past 10 years, a period when many pension funds reduced their allocations in fixed-income, to their detriment. By contrast, many domestic and foreign stocks and other alternatives are now worth less or only slightly more than they were a decade ago.

An investment of $5 million in the HIT in December 2000 would have grown to $8.89 million by December 2010, whereas the same investment in major stock indices and real estate, as shown below, would be worth less than the HIT investment and, in some cases, less than the original value.  In addition, the HIT’s returns are negatively correlated with equity and real estate indices and not highly correlated with corporate bond indices, as seen in the table below.  Because the HIT does not hold corporate bonds, it can provide diversification. (See page 7 for more information on the HIT’s performance.)

$5 Million Invested for 10 Years
 (ending December 31, 2010)
	Percent Change	Value	Correlation2
HIT	+78%	$8,889,746	--
Barclays Capital Aggregate	+76%	$8,816,672	+0.95
U.S. Bloomberg REIT Index	+51%	$7,557,697	-0.13
U.S. NYSE	+15%	$5,733,165	-0.29
Dow Investment Grade Corporate Index	+13%	$5,662,803	+0.63
U.S. Dow Jones	+7%	$5,366,493	-0.24
United Kingdom FTSE	+3%	$5,132,448	-0.36
U.S. S&P	-5%	$4,762,778	-0.27
Japan Nikkei 225	-26%	$3,709,978	-0.47

Source: Haver Analytics, Bloomberg and the HIT

In addition to producing competitive returns with less credit risk than the Barclays Aggregate, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  The HIT’s proven track record demonstrates that participating in socially responsible and economically targeted investments does not diminish returns for investors, but can enhance them.  Unlike most bond funds, the HIT helps to create assets by financing job-generating construction of multifamily developments and healthcare facilities to meet communities’

2 Correlation to the HIT of monthly year-over-year changes in indices.

needs.3 The HIT has successfully funded development projects that meet priorities established by specific states or cities.

The HIT has responded to the urgent need for job creation with its own “stimulus” effort, the Construction Jobs Initiative, which aims to create 10,000 union construction jobs by the spring of 2011.  Started in early 2009, the initiative is nearly 90% of the way toward this goal.  Through December 31, 2010, HIT investments of $695 million have generated nearly 9,000 union construction jobs on 29 projects nationwide, representing more than $1.5 billion in total development cost.  The HIT continues to add to its pipeline of transactions that should provide attractive investment opportunities in the future.

Moreover, in January 2010, the HIT formed a Community Development Entity (CDE), the Building America CDE, Inc.  Designed to utilize New Markets Tax Credits, this wholly-owned subsidiary is expected to increase the HIT’s capacity to invest in mixed-use projects and healthcare facilities in low-income communities.

HIT-Financed Multifamily and Healthcare Facility Projects:
Construction, Substantial Rehabilitation, and Preservation
(through December 31, 2010)
	Since 1965	2010
HIT Financing Commitments	$6,028 million	$613 million
Total Development Cost	$8,924 million	$1,373 million
Union Construction Jobs	66,700	6,800
Units of Housing/Beds	97,916	8,196
Affordable Units	58,176	6,457

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

3 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). The HIT specializes in government and agency issued, guaranteed, or insured multifamily4 mortgage-backed securities (MBS) that have call/prepayment protection, and directly sources the construction-related multifamily MBS in which it invests.  It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The resulting consistent income advantage makes positive contributions to the HIT’s performance.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers and issuers, particularly financing insured by the Federal Housing Administration (FHA), allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT stands out among fixed-income because it has the internal capability to source multifamily mortgage investments directly, and to provide technical expertise to assist in completing complex transactions in today’s difficult environment.

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, issuers, and mortgage bankers, and to provide technical expertise to assist them in completing complex transactions in today’s difficult environment.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate.

The HIT’s Multifamily Investment Division, comprised of 10 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects.  These professionals use their extensive relationships with developers, mortgage bankers, state housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.  The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

4 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities, including hospitals, nursing facilities, and rehabilitation centers.

Multifamily construction securities are a particularly attractive investment for the HIT portfolio at this time, as shown in the graph below.

Source: HIT and Wall Street Broker/Dealers

Multifamily construction securities are a particularly attractive investment for the HIT portfolio at this time.

By continuing to invest in construction securities, the HIT is taking advantage of the attractive yield spreads and at the same time generating much-needed union construction jobs.  At a time when the FHA has assumed a more significant role in the multifamily marketplace, the HIT’s expertise in FHA programs is extremely valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to finance FHA deals that meet its investment criteria and generate union construction jobs and affordable housing, including workforce housing that is affordable to middle-income wage-earners.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced only one default resulting in the loss of principal and interest, totaling $82,897, for a loss rate of 0.002% of average net assets.

Portfolio Performance

The HIT’s gross returns have exceeded those of the Barclays Aggregate for 18 consecutive calendar years, also exceeding the benchmark in 11 of those years on a net basis.

The HIT’s 2010 performance was enhanced by its ongoing income advantage versus the benchmark.  The HIT’s specialization in government/agency multifamily MBS enabled it to perform well as these investments generated additional income relative to Treasuries while reflecting similar credit quality.  The HIT’s better relative performance was achieved despite strong performance by corporate bonds, which comprised 18.8% of the benchmark at December 31 but are not held by the HIT.  Corporate bonds outperformed Treasuries by 229 basis points during the year.  The HIT outperformed the benchmark for the 1-, 3-, 5-, and 10-year periods ending December 31 by 8, 44, 45, and 51 basis points, respectively, on a gross basis, having gross returns of 6.62%, 6.34%, 6.25% and 6.34%.  The benchmark’s returns were 6.54%, 5.90%, 5.80%, and 5.84% for these periods.  On a net basis, the HIT’s performance was the same as the benchmark’s for the 5-year period and exceeded the benchmark for the 10-year period.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HITs website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

This is a particularly good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value and diversification opportunities can be found in high credit quality fixed-income investments that offer attractive yield spreads.  Yield spreads on construction-related multifamily MBS remain especially attractive (as shown in the graph on page 6).  The large multifamily pipeline under review should allow the HIT to benefit from acquiring construction-related securities at wide spreads.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to maintain the effective duration of its portfolio within the range of plus or minus 0.50 years of the effective duration of the Barclays Aggregate. The effective duration of the HIT’s portfolio is managed daily relative to the Barclays Aggregate using BondEdge software.  The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to manage the duration gap.  They also monitor the allocation to various sectors compared to the Barclays Aggregate and may adjust allocations by purchasing or selling securities.  The percentage of single family agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s government/agency multifamily MBS allocation typically ranges from 50% to 75% of the portfolio. Restrictions on the portfolio’s holdings of various classes of securities can be found in the HIT’s prospectus.  The HIT does not use derivatives or leverage through borrowing.

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

The composition of the HIT’s portfolio as of December 31, 2010, demonstrates its high credit quality and specialization in multifamily MBS, as shown below.5

*Single family (SF) MBS are all Fannie Mae, Freddie Mac and Ginnie Mae MBS and comprised 23.4% of the portfolio.

5 Includes commitments that have not yet been funded.

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT enters 2011 well-positioned for investment success due to its superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2010
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	95%	78%	Effective Duration	4.60	4.80
A & Below	2%	18%	Convexity	-0.12	-0.11
Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	3.56%	2.85%	Call Protected	74%	67%
→ 71 basis point Yield Advantage			Not Call Protected	26%	33%

Strong Correlation with the Barclays Aggregate

Because the HIT actively maintains its duration and convexity and agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s returns and those of the Barclays Aggregate for the five years ending December 31, 2010, was 94% and has ranged from 94% to 99% in recent years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The correlation with the Citigroup BIG Mortgage Index for the five years ending December 31, 2010, was 87% and has ranged from 87% to 93% in recent years.

The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

The HIT tends to outperform during periods of economic contraction and track the benchmark more closely at times of economic strength, as shown in the preceding graph, which compares the HIT’s gross and net returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability covering financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.

The HIT also has contracts with independent economic consultants Gary Shilling of A. Gary Shilling & Co. and Lyle Gramley, Senior Economic Adviser to the Soleil Securities Group (formerly a Federal Reserve Board Governor).  They make periodic presentations to HIT staff and provide monthly economic reports and forecasts.

The Multifamily Investment Division works through its staff members in Washington, New York City, Boston, New Orleans, and San Francisco to use their extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff also reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT’s expenses are only its actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2010, 2009, and 2008, the HIT’s ratio of expenses to average net assets was 44, 43, and 41 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The HIT’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and single family MBS.  As of December 31, 2010, nearly 95% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to less than 75% in the Barclays Aggregate. The HIT seeks to construct a portfolio that has a higher expected yield than its benchmark. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of December 31, 2010, 67.3% of assets were invested in this product.6  Over 99% of the HIT’s investments are considered highly liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest 90% of dividends allows the HIT to easily accommodate attractive investment opportunities and honor redemption requests.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Michael Cook, CFA, and J. Guy Carter IV, Assistant Portfolio Managers; and David Phillips, Senior Financial Analyst.

Each trade is reviewed for compliance with HIT guidelines by the Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

6 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 18 of the 2010 Semi-Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in its Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to insure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, anti-money laundering, personal trading, record retention, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries greater than required insurance coverage. This includes a $15,000,000 fidelity bond, errors and omissions insurance totaling $20,000,000, and a fiduciary ERISA bond for $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers to provide ancillary services (such as custodian, transfer agent, and investment accounting services) to enable it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the HIT are its sole owners. As of December 31, 2010, the HIT had a net asset value of approximately $3.89 billion and 348 institutional investors.

Clients by Type ($ in millions as of 12/31/2010)	$ Amount	Percentage	Number of Accounts
Public	1,047.69	26.94	10
Taft-Hartley	2,506.33	64.43	186
Other (Labor Organizations)	335.82	8.63	152
Total	3,889.84	100.00	348

The largest five accounts and length of HIT investment are shown below:

Type of Account	Length of Relationship (Since)	% of HIT Net Assets December 31 2010
Taft-Hartley Fund	1983	>5%
Northeast Public Fund 1	2002	>5%
Northeast Public Fund 2	2002	4.8%
Western Public Fund 1	1991	3.9%
Western Public Fund 2	1996	3.2%

Nearly 90% of the dividends received by participants are reinvested in the HIT. This demonstrates investor confidence. For 2010, those reinvested dividends provided $145 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman, seven labor trustees, and six management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for nearly 40 years.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the union pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has five offices in Washington, Boston, New York, San Francisco, and New Orleans as well as a Midwest regional marketing director.

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	48
Boston, MA	Marketing/Investment Sourcing/Investor Relations	2
New York, NY	Investment Sourcing/Investor Relations	2
San Francisco, CA	Marketing/Investment Sourcing/Investor Relations	1
New Orleans, LA	Investment Sourcing	2

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies of the members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and has established a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, Assistant Portfolio Manager, has approximately eight years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's $700 billion mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.

David Phillips Jr., Senior Financial Analyst, has been with the HIT since 1998 and in his current position since 2004.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	19	19	38
Ted Chandler	Chief Operating Officer	2	2	25
Erica Khatchadourian	Chief Financial Officer	18	8	22
Saul Schapiro	General Counsel	2	2	38
Chang Suh	Executive Vice President – Chief Portfolio Manager	12	7	15
Michael Cook	Assistant Portfolio Manager	8	3	8
J. Guy Carter	Assistant Portfolio Manager	3	3	9
Harpreet Peleg	Controller	6	4	14
Stephanie H. Wiggins	Chief Investment Officer, Multifamily Investments	10	8	21
Eric Price	Executive Vice President	5	1	18
Lesyllee White	Director of Marketing	11	6	16
Debbie Cohen	Chief Development Officer	3	2	30
Sondra Albert	Chief Economist	7	7	14

Collateral Benefits — Construction Investment, Job Creation, Community Development, and Economic Stimulus

The HIT’s investments help to close capital gaps in housing and community development projects.

The HIT continues to invest in construction in a market environment where many other lenders are not active, providing a lifeline for struggling union construction workers and a boost to local economies.  The HIT’s more than 45 years of experience in housing finance; its well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable have enabled the HIT to support new construction and create union jobs despite the economic downturn.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.  The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s new subsidiary — Building America CDE, Inc. — is expected to increase its capacity to invest in mixed-use projects in low-income communities by providing equity to fill capital gaps through the sale of New Markets Tax Credits.

The HIT’s Construction Jobs Initiative is making great strides toward its goal of creating 10,000 union construction jobs by the spring of 2011. The HIT has generated nearly 9,000 jobs since setting this ambitious goal early last year.  The economic impact of this construction activity is far broader than the projects the HIT has financed.  It is often measured by the construction multiplier, which quantifies the impact construction activity has on many other related businesses and on job creation.  Construction activity has a “backward” stimulus to the providers of building materials, professional services, and insurance, and a “forward” stimulus by increasing economic activity and jobs in the local economy, which spurs local businesses and increases tax revenues.  The construction employment multiplier estimates that 35.9 jobs are created for every million dollars spent on a construction project.7  Therefore, the $1.5 billion of development activity that the HIT has leveraged with its $695 million in investments under the Construction Jobs Initiative should create over 53,000 jobs in the larger economy.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT. If possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.  HIT projects often help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or environmentally-friendly design.

7 “Measuring How Much Economic Change Will Mean to Your Community,” by Dr. Michael Walden, Department of Agricultural and Resource Economics, North Carolina State University.

Examples of Recent HIT-Financed Projects

Several of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

FloCo Fusion, Minneapolis

To finance a new 84-unit apartment building as part of the major renovation and redevelopment of an historic site in southeast Minneapolis, the HIT has committed $13.5 million for the purchase of Ginnie Mae securities. The FloCo Fusion apartments will accompany 19th century townhouses on a site located a few blocks from the University of Minnesota. This $16 million project is expected to create an estimated 100 union construction jobs.

CUNY Graduate Housing, New York

The HIT has invested $9.8 million to help build housing for faculty and graduate students at the new campus that the City University of New York (CUNY) is developing in East Harlem. The HIT’s purchase of bonds issued by the New York City Housing Development Corporation will help finance this facility. The $28.7 million property will consist of an eight-story building with 12 housing units for faculty and 64 units for graduate students. The project is expected to create approximately 165 union construction jobs.

Arc Light Co., San Francisco

To support San Francisco’s effort to create in-town housing in the South Beach neighborhood, the HIT is providing financing for development of the Arc Light Co. residences. The $48 million project will convert an 1888 industrial building into an innovative multifamily development. The HIT committed to purchase $33 million of AAA-rated, fixed-rate, tax exempt bonds, which will be credit-enhanced by a Ginnie Mae security backed by FHA insurance. Arc Light will offer 94 housing units, 20% of which will be for low income households. The project has many environmentally sensitive features and is expected to create more than 275 union construction jobs.

Randolph Tower City Apartments, Chicago

To help finance the $148.2 million conversion of an historic office building in downtown Chicago into a multifamily development, the HIT has purchased $20 million of taxable bonds.  The project, located in Chicago’s western Loop, will be known as Randolph Tower City Apartments.  A Chicago landmark for over 80 years, the Gothic Revival-style skyscraper will have extensive exterior work done to preserve its historic façade and a gut rehabilitation of the interior to create 310 loft-style rental units, 20% of which will be affordable to low-income households, as well as retail, restaurant, and office space.   The work on the 45-story structure is expected to create more than 680 union construction jobs.

Washington Beech, Boston

The HIT has invested $13.5 million to finance one phase of Washington Beech, a HOPE VI redevelopment project that will replace deteriorated public housing with affordable rental and homeownership units in Boston’s Roslindale neighborhood.  The HIT’s financing will result in the creation of 56 affordable rental units in seven buildings.  The total development investment of this phase will be $25.5 million and is expected to generate more than 140 union construction jobs.

Conclusion

The HIT is one of the oldest socially responsible investment funds in the U.S.  Since its founding, the HIT has always embraced “triple bottom line investing.”  As a steward of union and public employee pension capital, the HIT is committed to producing: (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) good jobs for union members; and (3) more livable communities, with high quality, affordable housing, a better environment, and a higher quality of life.

In its 45 years of investing, the HIT and its predecessor fund have committed over $6.0 billion to finance nearly 98,000 units of housing, including more than 58,000 affordable units, thereby enhancing the nation’s stock of affordable housing and revitalizing communities coast to coast.  HIT projects regularly promote responsible urban development, transit-oriented development, affordable housing creation or preservation, adaptive reuse of older structures, and often some level of environmentally-friendly design.  The HIT’s 100% union labor requirement has generated some 66,700 union construction jobs on the projects it finances — jobs that pay family-supporting wages, provide health and retirement security, contribute to the economic base of the communities where union members live and where the HIT invests, and foster economic growth beyond those communities.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments. The construction-related government/agency multifamily securities that are the HIT’s focus are particularly attractive at this time, and with the HIT’s current wide yield advantage over the benchmark, the HIT portfolio is well positioned to outperform over the long term.

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union jobs, affordable housing, and community development.

How to Invest in the HIT

The HIT is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased on the last business day of each month in order to be invested in the HIT that month. The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq. Director of Marketing National and Mid-Atlantic Accounts (202) 467-2546 lwhite@aflcio-hit.com	Paul Sommers Regional Marketing Director Midwest Accounts (937) 604-9681 psommers@aflcio-hit.com
Paul Barrett Regional Marketing Director New England Accounts (508) 397-9750 pbarrett@aflcio-hit.com	Liz Diamond Regional Marketing Director Western Accounts (415) 433-3044 ldiamond@aflcio-hit.com
Debbie Cohen Chief Development Officer (202) 467-2591 dcohen@aflcio-hit.com	Julissa Servello Marketing Coordinator (202) 467-2544 jservello@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2010, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com